UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period :	March 18, 2013 (commencement of operations) — July 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PLVEX

Putnam Low Volatility Equity Fund

Annual report
7|31|13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Low Volatility Equity
Fund

Annual report
7 | 31 | 13

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Important notice regarding Putnam’s privacy policy	14

Trustee approval of management contract	15

Financial statements	20

Federal tax information	43

About the Trustees	44

Officers	46

Consider these risks before investing: Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we anticipate, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of 2013, U.S. equity market indexes were near record highs, and the overarching theme of the domestic economy appeared to be one of slow healing. Equity investors were encouraged by improving housing and jobs data, as well as by solid corporate earnings. In Europe, the worst of the financial crisis appears to have passed, with some economic forecasts predicting that the eurozone will return to positive growth later this year. Meanwhile, thanks to its government’s massive stimulus initiatives, Japan recently has experienced stronger economic growth after years of stagnation.

A primary question confronting markets is how the U.S. central bank will gradually reduce its $85 billion-a-month bond-buying program without derailing the fragile economic recovery. Investors have reacted positively to public reassurances by Fed Chairman Ben Bernanke, who said the central bank would not draw down stimulus until the economy finds itself on firm footing.

We cannot predict the pace at which economies will recover, nor can we forecast the full impact of the Fed’s tapering decisions. However, we believe that Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches to address a diverse range of financial goals.

We also believe that investing in any market environment is most effective when combined with the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–9 for additional performance information. For a portion of the period, the fund had expense limitations, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, visit putnam.com.

2	Low Volatility Equity Fund

Interview with your fund’s portfolio manager

Putnam Low Volatility Equity Fund is a new product. Would you explain the objective and the potential benefit the strategy provides that others products may not?

Putnam Low Volatility Equity Fund is designed for investors who are averse to stock market volatility but still want to benefit from the long-term growth potential of stocks. The fund seeks a total return comparable to that of the U.S. equity markets, but with lower volatility, over a market cycle [generally at least three years or more].

We combine low-beta stock selection — selecting stocks with relatively low volatility — with option strategies that seek to generate income, further dampen volatility, and control downside risk. One of the biggest issues with equities is the unknown risks that can result from market crashes or natural disasters. Our option strategy is designed to limit the downside risk that equity portfolios can experience. We believe the fund may also complement any portfolio that has equity exposure because of its low correlation with traditional equity benchmarks, which, we believe, offers more diversification than small-cap, growth, value, or international equities.

How did the fund perform?

The fund posted a small single-digit gain from its inception on March 18, 2013, through the end of its initial fiscal year on July 31, 2013, but underperformed the broad U.S. equity market, as represented by its benchmark, the S&P 500 Index. That four-and-a-half month span is a relatively short period by which to

This comparison shows your fund’s performance in the context of broad market indexes for the period from 3/18/13 (commencement of operations) to 7/31/13. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 12. The short-term results of a relatively new fund are not indicative of its long-term prospects.

Low Volatility Equity Fund	3

judge any investment’s performance. So any observation we might make at this juncture would necessarily focus on a brief snapshot in time, which may not be particularly useful for drawing long-term conclusions.

Please tell us more about the investment strategies the fund employs, including its use of options.

The fund pursues two major strategies. First, it seeks to target “beta anomaly” in the equity markets. Beta anomaly refers to the observation that stocks with lower volatility relative to a benchmark have historically had better risk-adjusted returns than stocks with higher volatility. This anomaly creates an opportunity to pursue better risk-adjusted returns with a portfolio of stocks that historically have been less volatile than the market, rather than by investing in higher-risk stocks. Data gathered between 1983 and 2012 suggest that low-beta stocks have produced compelling risk-adjusted returns, quantified in a metric called the Sharpe ratio [a measure of risk-adjusted performance], in each of the 10 industry sectors that make up the Russell 1000 Index, which comprises the 1,000 largest U.S. companies.

Second, the fund implements an options strategy in an effort to reduce volatility and smooth out its long-term performance. Generally speaking, the fund pursues a strategy of selling [or “writing”] call options and buying put options. The fund primarily writes and buys options on equity indexes. Writing a call option on a particular security or index of securities — or agreeing to sell it to a buyer at a certain price — is a strategy that is negatively correlated with the security’s or index’s positive performance. Writing a call option earns the writer a premium. Buying a put option, by contrast, gives the buyer the right to resell a security or index of securities at a predetermined price. We use the put-option strategy as a means of providing downside protection when a stock underperforms because it allows the option

Allocations are shown as a percentage of the fund’s net assets as of 7/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4	Low Volatility Equity Fund

owner to sell the stock at a higher price than it would otherwise command.

Our use of options involves instituting so-called option “collars” [a protective option strategy] around an index, whereby we sell “out-of-the-money” calls and buy “out-of-the-money” puts. This strategy aims to narrow the range of expected return while providing better risk-adjusted returns in the fund. We are essentially selling potential upside in order to provide greater downside protection in the event of broad losses on the index level.

As managers of the fund, we actively manage our option strategies to reflect our current expectations of market volatility and will adjust our use of these strategies based on anticipated changes so as to smooth out the effects of the market’s inevitable ups and downs.

What is your investment process?

As portfolio managers, we identify and select low-beta stocks across all industry sectors. Insofar as we seek to capitalize on a diverse range of low-beta stocks across all industries, we are sector neutral, meaning that we do not focus the fund’s assets only on low-beta, or so-called defensive, sectors. By contrast, a low-beta strategy that is not sector neutral can result in large concentrations in sectors that include many low-beta stocks. For example, as of June 30, 2013, the S&P 500 Low Volatility Index, which tracks the 100 least volatile stocks in the S&P 500, had large concentrations in the utilities and consumer staples sectors, which together represented 50% of that index. We believe that degree of concentration is too high, and believe in investing more widely within large-cap markets while applying a low-beta strategy.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Low Volatility Equity Fund	5

Generally speaking, we tend to maintain the portfolio’s sector weightings at levels that approximate the sector weightings of the fund’s benchmark, the S&P 500. We may vary our weightings to take advantage of perceived sector strengths or weaknesses.

Which individual holdings most influenced the fund’s performance versus the benchmark?

We held overweights relative to the benchmark in two large information technology companies — consumer electronics giant Apple and multinational IT services and consulting firm IBM — both of which had spotty performance during the period and, therefore, detracted from our relative result. Not having a position in Gilead Sciences, a biotechnology firm that delivered strong returns, hurt as well, as did an underweight in diversified health-care company Johnson & Johnson, a top performer within the index’s best-performing sector during the period.

The fund had a positive relative contribution from its timely ownership of an underweight position in Oracle, the big enterprise software manufacturer, which was hard hit during the market correction that occurred in May and June. As of period-end, we had sold the fund’s position in Oracle. An overweight in Starbucks, the strong-earning and still-expanding coffee store chain, also helped.

What are your current expectations for market volatility?

We believe that the next 12 months will be a continuation of economic recovery and accommodative monetary policy. We also believe this could be a favorable environment for risky assets, although we do expect some higher volatility and potentially significant corrections along the way.

Benchmark-relative performance of our portfolio will be affected by the performance of the equity market. If the stock market is very strong with continued low volatility, it will be difficult to outperform the benchmark.

Allocations are shown as a percentage of the fund’s net assets as of 7/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Low Volatility Equity Fund

Risk-adjusted performance of our portfolio relative to the benchmark will be affected by the relative performance of lower-beta stocks versus higher-beta stocks and by the success of our option strategies. Higher volatility and major market corrections could be favorable to the risk-adjusted performance of our portfolio compared with the benchmark.

Our outlook includes a major concern about the risk of significantly higher interest rates. Standard low-beta stock selection strategies entail significant interest-rate risk because they tend to be concentrated in interest-rate-sensitive sectors like utilities, telecommunications, and consumer staples. Our strategy seeks lower interest-rate sensitivity because our stock selection is constructed to be sector-neutral.

Thanks for your insights, Rob.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Schoen is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from New York University’s Stern School of Business and a B.A. from Tufts University. He joined Putnam in 1997 and has been in the investment industry since 1990.

In addition to Rob, your fund is managed by Adrian H. Chan, CFA.

IN THE NEWS

Citing a lengthier economic slowdown in emerging-market economies, the deep recession in the eurozone, and the expected tapering of the U.S. Fed’s monetary stimulus, the International Monetary Fund (IMF) has downgraded its growth projections for economies worldwide. Economic growth around the world is projected to remain subdued at 3.1% in 2013, the same as it was in 2012, the IMF stated in a mid-year update. Worldwide growth in 2014 will be 3.8%, the IMF predicted. As for the IMF’s regional economic forecasts, growth in the United States is projected to rise from 1.75% in 2013 to 2.75% in 2014. In Japan, growth will average 2% this year, while slowing but remaining positive in 2014. The eurozone economy, however, had a slightly positive second quarter, at 0.3%, according to the European Union’s statistics office, bringing to an end six straight quarters of negative growth. Still, the IMF believes that the 17-nation currency bloc overall will remain mired in recession this year, with negative growth, and in 2014 growth will rise to just below 1%, which is weaker than previously reported.

Low Volatility Equity Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for period ended July 31, 2013. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for period ended 7/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	3.10%	–2.83%	2.80%	–2.20%	2.80%	1.80%	2.90%	–0.70%	3.20%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For period ended 7/31/13

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Life of fund	9.39%	8.88%

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the life-of-fund period ended 7/31/13, there were 991 funds in this Lipper category.

8	Low Volatility Equity Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,280 ($9,780 with contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,280 ($10,180 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,930. A $10,000 investment in the fund’s class Y shares would have been valued at $10,320.

Fund price and distribution information For the period ended 7/31/13

	Class A		Class B	Class C	Class M		Class Y

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

3/18/13*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00

7/31/13	10.31	10.94	10.28	10.28	10.29	10.66	10.32

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

Fund performance as of most recent calendar quarter
Total return for period ended 6/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	0.70%	–5.09%	0.50%	–4.50%	0.50%	–0.50%	0.60%	–2.92%	0.80%

See the discussion following the Fund performance table on page 8 for information about the calculation of fund performance.

Low Volatility Equity Fund	9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During the period from the fund’s commencement of operations (March 18, 2013) through July 31, 2013, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Estimated net expenses for the fiscal year
ended 7/31/13*‡	1.20%	1.95%	1.95%	1.70%	0.95%

Estimated total annual operating expenses for
the fiscal year ended 7/31/13‡	1.57%	2.32%	2.32%	2.07%	1.32%

Annualized expense ratio from 3/18/13
(commencement of operations) to 7/31/13†	1.20%	1.95%	1.95%	1.70%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/14.

† From the period 3/18/13 (commencement of operations) to 7/31/13; may differ from expense ratios based on current fiscal period data in the financial highlights.

‡ Other expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 18, 2013 (commencement of operations) to July 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.54	$7.37	$7.37	$6.43	$3.60

Ending value (after expenses)	$1,031.00	$1,028.00	$1,028.00	$1,029.00	$1,032.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 3/18/13 (commencement of operations) to 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended July 31, 2013, use the following calculation method. To find the value of your investment on March 18, 2013 (commencement of operations) call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.01	$9.74	$9.74	$8.50	$4.76

Ending value (after expenses)	$1,018.84	$1,015.12	$1,015.12	$1,016.36	$1,020.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 3/18/13 (commencement of operations) to 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Low Volatility Equity Fund	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from March 18, 2013 (commencement of operations) to June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2013, Putnam employees had approximately $394,000,000 and the Trustees had approximately $94,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Low Volatility Equity Fund	13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

Low Volatility Equity Fund	15

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders. (Your fund is a relatively new fund, and the Trustees initially approved your fund’s management contract in December 2012).

As noted above, the Trustees considered certain changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an attempt to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

16	Low Volatility Equity Fund

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply during their fiscal years ending in 2012. These expense limitations did not apply to your fund in 2012 because it did not commence operations until March 2013. However, these limitations remain in effect and may benefit your fund in 2013. In addition, Putnam Management agreed to waive fees (and, to the extent necessary, bear other expenses) of your fund through June 30, 2014 to the extent that the expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing contract and investment management contract) exceed an annual rate of 0.95% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

In connection with their initial approval of your fund’s management and sub-management contract in December 2012, the Trustees reviewed comparative fee and expense information for the funds expected to be in your fund’s Lipper peer group, which is a group of funds with similar current investment styles or objectives as determined by Lipper Inc. This information included a comparison of your fund’s proposed management fees and total expenses (excluding any applicable 12b-1 fee) against the comparable fees for each fund in the expected Lipper peer group, which provides a general indication of your fund’s relative standing.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for

Low Volatility Equity Fund	17

the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique

18	Low Volatility Equity Fund

investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. Because your fund had only recently commenced operations, the Trustees were not able to consider one-year, three-year, or five-year performance for your fund.

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Low Volatility Equity Fund	19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20	Low Volatility Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Low Volatility Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2013, and the related statements of operations, changes in net assets, and the financial highlights for the period from March 18, 2013 (commencement of operations) to July 31, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Low Volatility Equity Fund as of July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period from March 18, 2013 (commencement of operations) to July 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 10, 2013

Low Volatility Equity Fund	21

The fund’s portfolio 7/31/13

COMMON STOCKS (91.5%)*	Shares	Value

Aerospace and defense (4.6%)
Boeing Co. (The)	1,492	$156,809

General Dynamics Corp.	1,997	170,424

Honeywell International, Inc.	4,305	357,229

L-3 Communications Holdings, Inc.	788	73,402

Lockheed Martin Corp.	943	113,273

Northrop Grumman Corp.	1,678	154,477

Raytheon Co.	2,183	156,827

Rockwell Collins, Inc.	853	60,708

United Technologies Corp.	1,376	145,264

		1,388,413
Air freight and logistics (1.4%)
C.H. Robinson Worldwide, Inc.	1,198	71,425

United Parcel Service, Inc. Class B	3,981	345,551

		416,976
Airlines (0.4%)
Copa Holdings SA Class A (Panama)	323	44,952

Southwest Airlines Co.	6,141	84,930

		129,882
Beverages (1.0%)
Coca-Cola Co. (The)	1,621	64,970

PepsiCo, Inc.	2,765	230,988

		295,958
Biotechnology (0.9%)
Amgen, Inc.	2,522	273,107

		273,107
Capital markets (1.9%)
BlackRock, Inc.	443	124,908

Northern Trust Corp.	3,323	194,528

T. Rowe Price Group, Inc.	3,457	260,105

		579,541
Chemicals (2.7%)
Ecolab, Inc.	2,826	260,388

International Flavors & Fragrances, Inc.	1,190	96,009

PPG Industries, Inc.	1,395	223,814

Sherwin-Williams Co. (The)	1,028	179,047

Sigma-Aldrich Corp.	709	59,244

		818,502
Commercial banks (1.9%)
Bank of Hawaii Corp.	3,424	190,511

Cullen/Frost Bankers, Inc.	3,635	261,865

Wells Fargo & Co.	2,677	116,450

		568,826
Communications equipment (0.7%)
Harris Corp.	1,170	66,772

Motorola Solutions, Inc.	2,742	150,344

		217,116
Computers and peripherals (3.1%)
Apple, Inc.	2,083	942,558

		942,558

22	Low Volatility Equity Fund

COMMON STOCKS (91.5%)* cont.	Shares	Value

Consumer finance (1.7%)
American Express Co.	2,399	$176,974

Discover Financial Services	6,751	334,242

		511,216
Containers and packaging (0.9%)
Ball Corp.	2,205	98,762

Bemis Co., Inc.	1,613	66,439

Packaging Corp. of America	1,788	96,177

		261,378
Diversified financial services (1.5%)
IntercontinentalExchange, Inc. †	1,117	203,797

JPMorgan Chase & Co.	2,025	112,853

McGraw-Hill Cos., Inc. (The)	2,047	126,627

		443,277
Diversified telecommunication services (2.4%)
AT&T, Inc.	6,559	231,336

CenturyLink, Inc.	2,699	96,759

Verizon Communications, Inc.	8,132	402,371

		730,466
Electric utilities (0.4%)
Pinnacle West Capital Corp.	1,940	114,266

		114,266
Electrical equipment (0.3%)
Roper Industries, Inc.	723	91,069

		91,069
Energy equipment and services (0.5%)
Diamond Offshore Drilling, Inc.	938	63,259

Oceaneering International, Inc.	1,097	88,956

		152,215
Food and staples retail (0.1%)
Wal-Mart Stores, Inc.	298	23,226

		23,226
Food products (2.6%)
General Mills, Inc.	5,297	275,444

Hershey Co. (The)	1,689	160,235

JM Smucker Co. (The)	804	90,466

Kellogg Co.	2,429	160,896

Kraft Foods Group, Inc.	1,575	89,114

		776,155
Health-care equipment and supplies (1.4%)
Abbott Laboratories	4,754	174,139

Becton, Dickinson and Co.	1,247	129,339

C.R. Bard, Inc.	1,099	125,945

		429,423
Health-care providers and services (3.1%)
AmerisourceBergen Corp.	3,199	186,406

Cardinal Health, Inc.	4,074	204,066

Henry Schein, Inc. †	1,217	126,361

McKesson Corp.	2,512	308,122

Quest Diagnostics, Inc.	2,018	117,670

		942,625

Low Volatility Equity Fund	23

COMMON STOCKS (91.5%)* cont.	Shares	Value

Hotels, restaurants, and leisure (1.8%)
Dunkin’ Brands Group, Inc.	887	$38,318

McDonald’s Corp.	1,294	126,916

Panera Bread Co. Class A †	301	50,282

Starbucks Corp.	4,387	312,530

		528,046
Household products (2.7%)
Church & Dwight Co., Inc.	1,253	79,816

Colgate-Palmolive Co.	4,692	280,910

Kimberly-Clark Corp.	2,972	293,634

Procter & Gamble Co. (The)	1,946	156,264

		810,624
Industrial conglomerates (2.8%)
3M Co.	3,685	432,730

Danaher Corp.	3,521	237,104

General Electric Co.	6,333	154,335

		824,169
Insurance (4.0%)
Alleghany Corp. †	341	137,723

Allied World Assurance Co. Holdings AG	887	83,955

Arch Capital Group, Ltd. †	1,548	83,824

Arthur J Gallagher & Co.	2,577	114,367

Berkshire Hathaway, Inc. Class B †	881	102,081

Chubb Corp. (The)	2,671	231,042

Everest Re Group, Ltd.	1,061	141,675

PartnerRe, Ltd.	1,338	119,805

RenaissanceRe Holdings, Ltd.	1,174	102,103

Validus Holdings, Ltd.	2,422	85,811

		1,202,386
Internet and catalog retail (2.5%)
Amazon.com, Inc. †	1,542	464,481

Priceline.com, Inc. †	313	274,085

		738,566
Internet software and services (1.9%)
Google, Inc. Class A †	495	439,362

IAC/InterActiveCorp.	2,455	124,248

		563,610
IT Services (5.6%)
IBM Corp.	3,367	656,700

MasterCard, Inc. Class A	776	473,833

Paychex, Inc.	4,774	188,287

Visa, Inc. Class A	2,006	355,082

		1,673,902
Media (2.6%)
Omnicom Group, Inc.	2,057	132,203

Scripps Networks Interactive Class A	848	60,013

Time Warner, Inc.	5,489	341,745

Viacom, Inc. Class B	3,309	240,795

		774,756
Multi-utilities (2.0%)
Consolidated Edison, Inc.	3,953	236,785

DTE Energy Co.	3,148	222,564

SCANA Corp.	2,606	135,277

		594,626

24	Low Volatility Equity Fund

COMMON STOCKS (91.5%)* cont.	Shares	Value

Multiline retail (2.0%)
Dillards, Inc. Class A	983	$82,995

Dollar General Corp. †	1,597	87,308

Dollar Tree, Inc. †	1,884	101,077

Macy’s, Inc.	1,225	59,217

Target Corp.	3,791	270,109

		600,706
Oil, gas, and consumable fuels (8.4%)
Chevron Corp.	5,669	713,670

ConocoPhillips	2,816	182,646

EQT Corp.	1,195	103,368

Exxon Mobil Corp.	10,654	998,813

Kinder Morgan, Inc.	2,943	111,127

Noble Energy, Inc.	1,358	84,861

Phillips 66	3,052	187,698

Spectra Energy Corp.	3,801	136,798

		2,518,981
Pharmaceuticals (6.4%)
AbbVie, Inc.	4,852	220,669

Bristol-Myers Squibb Co.	5,561	240,458

Eli Lilly & Co.	3,342	177,494

Johnson & Johnson	1,971	184,289

Merck & Co., Inc.	8,933	430,303

Perrigo Co.	400	49,756

Pfizer, Inc.	20,818	608,510

		1,911,479
Professional services (0.6%)
Equifax, Inc.	969	61,270

Towers Watson & Co. Class A	566	47,674

Verisk Analytics, Inc. Class A †	1,174	75,559

		184,503
Real estate investment trusts (REITs) (2.7%)
Essex Property Trust, Inc.	323	52,097

Federal Realty Investment Trust	493	51,928

Health Care REIT, Inc.	1,670	107,698

Public Storage	906	144,253

Rayonier, Inc.	996	58,206

Simon Property Group, Inc.	1,613	258,176

Tanger Factory Outlet Centers	845	27,403

Ventas, Inc.	1,862	122,408

		822,169
Road and rail (0.2%)
J. B. Hunt Transport Services, Inc.	776	58,146

		58,146
Semiconductors and semiconductor equipment (3.3%)
Analog Devices, Inc.	3,260	160,914

Avago Technologies, Ltd.	3,284	120,457

Linear Technology Corp.	3,274	132,793

Maxim Integrated Products, Inc.	3,979	113,799

Texas Instruments, Inc.	7,479	293,177

Xilinx, Inc.	3,453	161,221

		982,361

Low Volatility Equity Fund	25

COMMON STOCKS (91.5%)* cont.		Shares	Value

Software (1.4%)
Intuit, Inc.		3,402	$217,456

Microsoft Corp.		5,940	189,070

			406,526
Specialty retail (3.5%)
Advance Auto Parts, Inc.		687	56,671

AutoZone, Inc. †		285	127,845

Home Depot, Inc. (The)		6,270	495,518

O’Reilly Automotive, Inc. †		924	115,740

PetSmart, Inc.		954	69,852

Ross Stores, Inc.		1,577	106,400

Tractor Supply Co.		649	78,613

			1,050,639
Thrifts and mortgage finance (1.0%)
People’s United Financial, Inc.		20,396	305,940

			305,940
Tobacco (2.1%)
Altria Group, Inc.		7,821	274,204

Philip Morris International, Inc.		2,134	190,310

Reynolds American, Inc.		3,257	160,994

			625,508
Trading companies and distributors (0.1%)
MSC Industrial Direct Co., Inc. Class A		443	35,861

			35,861
Wireless telecommunication services (0.2%)
SBA Communications Corp. Class A †		723	53,567

			53,567

Total common stocks (cost $26,100,975)			$27,373,266

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (0.7%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Jul-14/$147.00	14,594	$68,008

SPDR S&P 500 ETF Trust (Put)	Jun-14/138.00	15,807	45,208

SPDR S&P 500 ETF Trust (Put)	May-14/145.00	12,082	40,112

SPDR S&P 500 ETF Trust (Put)	Apr-14/133.00	14,840	23,536

SPDR S&P 500 ETF Trust (Put)	Mar-14/130.00	14,840	16,765

SPDR S&P 500 ETF Trust (Put)	Feb-14/130.00	14,840	12,959

SPDR S&P 500 ETF Trust (Put)	Jan-14/125.00	14,840	6,440

SPDR S&P 500 ETF Trust (Put)	Dec-13/125.00	14,840	4,556

SPDR S&P 500 ETF Trust (Put)	Nov-13/125.00	14,840	1,993

SPDR S&P 500 ETF Trust (Put)	Oct-13/123.00	14,840	824

SPDR S&P 500 ETF Trust (Put)	Sep-13/125.00	14,840	154

SPDR S&P 500 ETF Trust (Put)	Aug-13/115.00	14,840	58

Total purchased equity options outstanding (cost $418,895)			$220,613

INVESTMENT COMPANIES (0.3%)*		Shares	Value

Ares Capital Corp.		4,787	$85,161

Total investment companies (cost $84,979)			$85,161

26	Low Volatility Equity Fund

SHORT-TERM INVESTMENTS (9.3%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.02% L	1,998,042	$1,998,042

SSgA Prime Money Market Fund 0.02% P	620,000	620,000

U.S. Treasury Bills with an effective yield of 0.09%, April 3, 2014	$272,000	271,824

Total short-term investments (cost $2,889,866)		$2,889,866

TOTAL INVESTMENTS

Total investments (cost $29,494,715)		$30,568,906

Key to holding’s abbreviations

ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 18, 2013 (commencement of operations) through July 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $29,929,699.

† Non-income-producing security.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $8,352 to cover certain derivatives contracts.

WRITTEN EQUITY OPTIONS OUTSTANDING at 7/31/13 (premiums $32,155)

	Expiration date/	Contract
	strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Aug-13/$175.00	87,998	$6,134

SPDR S&P 500 ETF Trust (Call)	Aug-13/176.00	87,998	3,552

Total			$9,686

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
baskets	6,277	3/18/14	(3 month USD-LIBOR-	A basket (DBPTNLVE)	$15,019
			BBA plus 0.28%)	of common stocks

baskets	2,930	3/18/14	(3 month USD-LIBOR-	A basket (DBPTNLVE)	7,010
			BBA plus 0.28%)	of common stocks

baskets	3,806	3/18/14	(3 month USD-LIBOR-	A basket (DBPTNLVE)	9,125
			BBA plus 0.28%)	of common stocks

baskets	7,751	3/18/14	(3 month USD-LIBOR-	A basket (DBPTNLVE)	28,381
			BBA plus 0.28%)	of common stocks

Total					$59,535

Low Volatility Equity Fund	27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Consumer discretionary	$3,692,713	$—	$—

Consumer staples	2,531,471	—	—

Energy	2,671,196	—	—

Financials	4,433,355	—	—

Health care	3,556,634	—	—

Industrials	3,129,019	—	—

Information technology	4,786,073	—	—

Materials	1,079,880	—	—

Telecommunication services	784,033	—	—

Utilities	708,892	—	—

Total common stocks*	27,373,266	—	—

Investment companies	85,161	—	—

Purchased equity options outstanding	—	220,613	—

Short-term investments	2,618,042	271,824	—

Totals by level	$30,076,469	$492,437	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written equity options outstanding	$—	$(9,686)	$—

Total return swap contracts	—	59,535	—

Totals by level	$—	$49,849	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

28	Low Volatility Equity Fund

Statement of assets and liabilities 7/31/13

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $27,496,673)	$28,570,864
Affiliated issuers (identified cost $1,998,042) (Notes 1 and 6)	1,998,042

Dividends, interest and other receivables	36,454

Receivable for shares of the fund sold	597

Receivable from Manager (Note 2)	30,267

Unamortized offering costs (Note 1)	69,767

Prepaid Trustee compensation and expenses (Note 2)	67

Unrealized appreciation on OTC swap contracts (Note 1)	59,535

Total assets	30,765,593

LIABILITIES

Payable to custodian	17,147

Payable for shares of the fund repurchased	10,068

Payable for custodian fees (Note 2)	7,764

Payable for investor servicing fees (Note 2)	6,220

Payable for administrative services (Note 2)	31

Payable for distribution fees (Note 2)	924

Payable for auditing and tax fees	37,043

Collateral on certain derivative contracts, at value (Note 1)	620,000

Written options outstanding, at value (premiums $32,155) (Notes 1 and 3)	9,686

Payable for offering costs (Note 1)	111,626

Other accrued expenses	15,385

Total liabilities	835,894

Net assets	$29,929,699

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$29,414,336

Undistributed net investment income (Note 1)	95,817

Accumulated net realized loss on investments (Note 1)	(736,649)

Net unrealized appreciation of investments	1,156,195

Total — Representing net assets applicable to capital shares outstanding	$29,929,699

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($3,776,054 divided by 366,266 shares)	$10.31

Offering price per class A share (100/94.25 of $10.31)*	$10.94

Net asset value and offering price per class B share ($77,121 divided by 7,500 shares)**	$10.28

Net asset value and offering price per class C share ($64,878 divided by 6,310 shares)**	$10.28

Net asset value and redemption price per class M share ($20,322 divided by 1,975 shares)	$10.29

Offering price per class M share (100/96.50 of $10.29)*	$10.66

Net asset value, offering price and redemption price per class Y share
($25,991,324 divided by 2,518,566 shares)	$10.32

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Low Volatility Equity Fund	29

Statement of operations For the period 3/18/13 (commencement of operations) to 7/31/13

INVESTMENT INCOME

Dividends	$122,082

Interest (including interest income of $224 from investments in affiliated issuers) (Note 6)	274

Total investment income	122,356

EXPENSES

Compensation of Manager (Note 2)	39,986

Investor servicing fees (Note 2)	16,338

Custodian fees (Note 2)	7,780

Trustee compensation and expenses (Note 2)	390

Distribution fees (Note 2)	3,416

Administrative services (Note 2)	132

Amortization of offering costs (Note 1)	41,859

Reports to shareholders	10,535

Auditing and tax fees	37,163

Other	5,600

Fees waived and reimbursed by Manager (Note 2)	(99,265)

Total expenses	63,934

Expense reduction (Note 2)	(17)

Net expenses	63,917

Net investment income	58,439

Net realized loss on investments (Notes 1 and 3)	(3,424)

Net realized gain on swap contracts (Note 1)	49,974

Net realized loss on written options (Notes 1 and 3)	(745,821)

Net unrealized appreciation of investments, swap contracts, and written options during the year	1,156,195

Net gain on investments	456,924

Net increase in net assets resulting from operations	$515,363

The accompanying notes are an integral part of these financial statements.

30	Low Volatility Equity Fund

Statement of changes in net assets

For the period 3/18/13
(commencement of
INCREASE IN NET ASSETS	operations) to 7/31/13

Operations:
Net investment income	$58,439

Net realized loss on investments	(699,271)

Net unrealized appreciation of investments	1,156,195

Net increase in net assets resulting from operations	515,363

Increase from capital share transactions (Note 4)	26,414,336

Total increase in net assets	26,929,699

NET ASSETS

Beginning of period (Note 5)	3,000,000

End of year (including undistributed net investment income of $95,817)	$29,929,699

The accompanying notes are an integral part of these financial statements.

Low Volatility Equity Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:							RATIOS AND SUPPLEMENTAL DATA:

									Ratio
	Net asset	Net	Net realized						of net investment
	value,	investment	and unrealized	Total from		Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2013†	$10.00	.02	.29	.31	$10.31	3.10 *	$3,776	.45 *	.23 *	17 *

Class B
July 31, 2013†	$10.00	(.01) [f]	.29	.28	$10.28	2.80 *	$77	.73 *	(.14) *[f]	17 *

Class C
July 31, 2013†	$10.00	— [e]	.28	.28	$10.28	2.80 *	$65	.73 *	.01 *	17 *

Class M
July 31, 2013†	$10.00	— [e]	.29	.29	$10.29	2.90 *	$20	.63 *	.02 *	17 *

Class Y
July 31, 2013†	$10.00	.04	.28	.32	$10.32	3.20 *	$25,991	.35 *	.37 *	17 *

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to July 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

July 31, 2013	0.58%*

e Amount represents less than $0.01 per share.

f The net investment income ratio and per share amount shown for the period ending July 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

32	Low Volatility Equity Fund	Low Volatility Equity Fund	33

Notes to financial statements 7/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 18, 2013 (commencement of operations) through July 31, 2013.

Putnam Low Volatility Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek a total return comparable to that of the U.S. equity markets, but with lower volatility, over a market cycle (generally at least three years or more).

The fund invests mainly in common stocks of large U.S. companies across all sectors. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that Putnam Management believes are likely to have lower sensitivity to broader market or sector movements. Putnam Management refers to these stocks as “low beta” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. Putnam Management generally emphasizes investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because Putnam Management believes that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks may be able to earn investment returns comparable to market returns, but with less volatility than the market, thus earning an attractive risk-adjusted return relative to the market. The fund intends to write (sell) call options, generally on equity indices but also on individual portfolio securities. The fund sells call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio. The fund intends to buy put options, generally on equity indices but also on individual portfolio securities. The fund buys put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering each class of shares on March 18, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect

34	Low Volatility Equity Fund

to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to manage downside risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Low Volatility Equity Fund	35

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

36	Low Volatility Equity Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$719,850	$—	$719,850

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from losses on wash sale transactions and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $37,378 to increase undistributed net investment income and $37,378 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,469,669
Unrealized depreciation	(412,277)

Net unrealized appreciation	1,057,392
Undistributed ordinary income	155,351
Capital loss carryforward	(719,850)
Cost for federal income tax purposes	$29,511,514

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $111,626 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Low Volatility Equity Fund	37

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.95% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $8,602 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $90,663 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,195	Class M	13

Class B	36	Class Y	13,050

Class C	44	Total	$16,338

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $17 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $14, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC,

38	Low Volatility Equity Fund

for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00 of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,099	Class M	36

Class B	115	Total	$3,416

Class C	166

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,858 and $51 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $28,980,294 and $2,671,927, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	number of contracts	premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	472,151	175,929
Options exercised	—	—
Options expired	(10,718)	(38,049)
Options closed	(285,437)	(105,725)

Written options outstanding at the
end of the reporting period	175,996	$32,155

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 3/18/13 (commencement of
	operations) to 7/31/13

Class A	Shares	Amount

Shares sold	71,947	$731,138

Shares issued in connection with reinvestment of distributions	—	—

	71,947	731,138

Shares repurchased	(1,681)	(17,032)

Net increase	70,266	$714,106

Low Volatility Equity Fund	39

	For the period 3/18/13 (commencement of
	operations) to 7/31/13

Class B	Shares	Amount

Shares sold	6,500	$65,215

Shares issued in connection with reinvestment of distributions	—	—

	6,500	65,215

Shares repurchased	—	—

Net increase	6,500	$65,215

	For the period 3/18/13 (commencement of
	operations) to 7/31/13

Class C	Shares	Amount

Shares sold	5,310	$54,102

Shares issued in connection with reinvestment of distributions	—	—

	5,310	54,102

Shares repurchased	—	—

Net increase	5,310	$54,102

	For the period 3/18/13 (commencement of
	operations) to 7/31/13

Class M	Shares	Amount

Shares sold	975	$9,649

Shares issued in connection with reinvestment of distributions	—	—

	975	9,649

Shares repurchased	—	—

Net increase	975	$9,649

	For the period 3/18/13 (commencement of
	operations) to 7/31/13

Class Y	Shares	Amount

Shares sold	2,537,685	$25,776,423

Shares issued in connection with reinvestment of distributions	—	—

	2,537,685	25,776,423

Shares repurchased	(20,119)	(205,159)

Net increase	2,517,566	$25,571,264

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	296,000	80.82%	$3,051,760

Class B	1,000	13.33	10,280

Class C	1,000	15.85	10,280

Class M	1,000	50.63	10,290

Class Y	1,000	0.04	10,320

At the close of the reporting period two shareholders of record owned 35.2% and 12.4%, respectively, of the outstanding shares of the fund.

40	Low Volatility Equity Fund

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 15, 2013 and commenced operations on March 18, 2013. Prior to March 18, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,960,000	296,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class Y	10,000	1,000

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$—	$25,002,853	$23,004,811	$224	$1,998,042

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	110,000

Written equity option contracts (number of contracts)	110,000

OTC total return swap contracts (notional)	$940,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

	Investments,
Equity contracts	Receivables	$280,148	Payables	$9,686

Total		$280,148		$9,686

Low Volatility Equity Fund	41

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Swaps	Total

Equity contracts	$(755,590)	49,974	$(705,616)

Total	$(755,590)	$49,974	$(705,616)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Swaps	Total

Equity contracts	$(175,813)	$59,535	$(116,278)

Total	$(175,813)	$59,535	$(116,278)

Note 9: Offsetting of financial and derivative assets and liabilities

	Bank of	Deutsche
	America N.A.	Bank AG	Total

Assets:

OTC Total return swap contracts*#	$—	$59,535	$59,535

Purchased equity options**#	220,613	—	220,613

Total Assets	$220,613	$59,535	$280,148

Liabilities:

Written equity options#	9,686	—	9,686

Total Liabilities	$9,686	$—	$9,686

Total Financial and Derivative Net Assets	$210,927	$59,535	$270,462

Total collateral received (pledged)##†	$210,927	$—	$210,927

Net amount	$—	$59,535	$59,535

* Excludes premiums. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities

# Covered by master netting agreement.

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements.

42	Low Volatility Equity Fund

Federal tax information (Unaudited)

The fund designated 72.65% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 73.68%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Low Volatility Equity Fund	43

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

44	Low Volatility Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Low Volatility Equity Fund	45

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

46	Low Volatility Equity Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Low Volatility Equity Fund	47

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

48	Low Volatility Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam Low Volatility Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

AN122
282838 9/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2013*	$33,504	$--	$3,500	$ —

*	For the period March 18, 2013 (commencement of operations) to July 31, 2013.

For the fiscal year ended July 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,500, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2013	$ —	$ —	$ —	$ —

*	For the period March 18, 2013 (commencement of operations) to July 31, 2013.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 27, 2013